Exhibit 10.66
ChromaDex Corporation
2017 Equity Incentive Plan

Adopted by the Board of Directors: April 6, 2017
Approved by the Stockholders: June 20, 2017
Amended by the Board of Directors: January 21, 2018

1. General.

(a) Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the ChromaDex Corporation Second Amended and Restated 2007 Equity Incentive Plan, (the “2007 Plan”). Following the Effective Date, no additional awards may be granted under the 2007 Plan. In addition, from and after 12:01 a.m. Pacific Time on the Effective Date, all outstanding awards granted under the 2007 Plan and the ChromaDex, Inc. 2000 Non-Qualified Incentive Stock Option Plan (the “2000 Plan” and together with the 2007 Plan, the “Prior Plans”) will remain subject to the terms of the 2007 Plan or 2000 Plan, as applicable; provided, however, that the following shares of Common Stock subject to any outstanding stock award granted under the Prior Plans (collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as defined in Section 3(a)) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Awards granted under this Plan: (i) any shares subject to such stock award that are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to such stock award that are not issued because such stock award or any portion thereof is settled in cash; (iii) any shares issued pursuant to such stock award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares that are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be subject to the terms of this Plan.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards. The persons eligible to receive Inducement Awards are Employees who meet the criteria set forth in Section 3(f).

(c) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; (viii) Inducement Awards; and (ix) Other Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. Administration.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c). Notwithstanding anything to the contrary set forth herein, only an Inducement Committee has the power to grant Inducement Awards.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.

(vi)  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, the Board may not amend the terms of an outstanding Award if the Board, in its sole discretion, determines that the amendment, taken as a whole, will materially impair the Participant’s rights under such Award without his or her written consent.

Notwithstanding the foregoing or anything in the Plan to the contrary, unless prohibited by applicable law, the Board may amend the terms of any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(iii) Inducement Awards. Notwithstanding any other provision of the Plan to the contrary, all Inducement Awards must be granted by an Inducement Committee.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation of authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(y)(iii).

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR under the Plan or (ii) cancel any outstanding Option or SAR that has an exercise or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3. Shares Subject to the Plan.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 9,293,960 shares, which is the sum of (A) 3,000,000 new shares, plus (B) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”), plus (C) 500,000 shares that may be issued pursuant to Inducement Awards granted under Section 3(f) of the Plan.

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan. Notwithstanding the foregoing, any Inducement Shares that become available for issuance under the Plan pursuant to this subsection 3(b) will only become available for issuance pursuant to Inducement Awards.

(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 17,587,920 shares of Common Stock.

(d) Reserved.

(e) Limits on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise during any one calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed six hundred thousand dollars ($600,000) in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, nine hundred thousand dollars ($900,000).

(f) Inducement Shares. This subsection 3(f) will apply with respect to the shares reserved under this Plan by action of the Board (or a committee thereof) to be used exclusively for the grant of Inducement Awards in compliance with NASDAQ Listing Rule 5635(c)(4) (the “Inducement Shares”). Notwithstanding anything to the contrary in this Plan, an Inducement Award may be granted only to an Employee who has not previously been an Employee or a non-Employee Director of the Company or an Affiliate, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the Company within the meaning of Rule 5635(c)(4) of the NASDAQ Listing Rules.

(g) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5. Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The terms and conditions of separate Option or SAR Agreements need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash (including electronic funds transfers), check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution (or pursuant to Sections 5(e)(ii) and 5(e)(iii)), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is three (3) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) a Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date that is eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. Provisions of Stock Awards Other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of specified Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board or the Committee may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of specified Performance Goals. A Performance Cash Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee), in its sole discretion. The Board or the Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board or the Committee may specify, to be paid in whole or in part in cash or other property.

(iii) Committee and Board Discretion. With respect to any Performance Stock Award or Performance Cash Award, the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) retains the discretion to (A) reduce or eliminate the compensation or economic benefit due upon attainment of the Performance Goals on the basis of any considerations as the Committee or Board (as applicable), in its sole discretion, may determine and (B) define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(iv) Section 162(m) Compliance. With respect to any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, unless otherwise permitted under Section 162(m) of the Code, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals or terms relate solely to the increase in the value of the Common Stock).

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. Covenants of the Company.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Section 409A Compliance. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of the Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a) and 3(f); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); (iii) the class(es) and maximum number of securities that may be awarded to any Non-Employee Director pursuant to Section 3(e); and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the applicable Stock Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to forfeiture or repurchase (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transactions. In the event of a Corporate Transaction, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or consummation of the Corporate Transaction, unless otherwise provided in the instrument evidencing the Stock Award, in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company, or unless otherwise expressly provided by the Board at the time of grant of the Stock Award:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, and pay such cash consideration (including no consideration) as the Board, in its sole discretion, may consider appropriate; and

(vi) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount payable to holders of Common Stock in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Award. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

In the event of a Corporate Transaction, unless otherwise provided in the instrument evidencing a Performance Cash Award or any other written agreement between the Company or any Affiliate and the Participant, or unless otherwise expressly provided by the Board, all Performance Cash Awards outstanding under the Plan will terminate prior to the effective time of such Corporate Transaction.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award, in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company, but in the absence of such provision, no such acceleration will occur.

10. Termination or Suspension of the Plan.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Option may be granted after the tenth (10th) anniversary of the earlier of (i) the Adoption Date or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.

11. Effective Date of Plan.

This Plan will become effective on the Effective Date.

12. Choice of Law.

The laws of the State of California will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means April 6, 2017, which is the date the Plan was adopted by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)  “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant has breached his or her employment or service contract with the Company or an Affiliate, (ii) such Participant has engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) such Participant has disclosed trade secrets or confidential information of the Company or an Affiliate to persons not entitled to receive such information, (iv) such Participant has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Company or an Affiliate or (v) such Participant has engaged in such other behavior detrimental to the interests of the Company or an Affiliate as the Company determines. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(i) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or an Affiliate will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur. If required for compliance with Section 409A of the Code, in no event will an event be deemed a Change in Control if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company, or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means ChromaDex Corporation, a Delaware corporation.

(n) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(p) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

If required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company, or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Corporate Transaction” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.

(q) [Reserved.]

(r) “Director” means a member of the Board.

(s) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(t) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2017, provided that this Plan is approved by the Company’s stockholders at such meeting.

(u) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(v) “Entity” means a corporation, partnership, limited liability company or other entity.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(x) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(y) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(z)  “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(aa) “Inducement Award” means a Stock Award, other than an Incentive Stock Option, granted pursuant to Section 3(f) of the Plan.

(bb) “Inducement Committee” means a Committee consisting of the majority of the Company’s independent directors or the Company’s independent compensation committee, in either case in accordance with NASDAQ Listing Rule 5635(c)(4).

(cc) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(dd) “Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(ee) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ff) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(gg) “Option Agreement” means a written agreement between the Company and a holder of an Option evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(hh) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ii) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(jj) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(kk) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ll) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(mm) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(nn) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, earnings before interest, taxes and depreciation and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) revenue, growth in revenue or return on sales; (xi) income or net income; (xii) operating income, (xiii) net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue or return on operating profit; (xvii) regulatory filings; (xviii) regulatory approvals, litigation or regulatory resolution goals; (xix) other operational, regulatory or departmental objectives; (xx) budget comparisons; (xxi) growth in stockholder value relative to established indexes, or another peer group or peer group index; (xxiii) development and implementation of strategic plans and/or organizational restructuring goals; (xxiv) development and implementation of risk and crisis management programs; (xxv) improvement in workforce diversity; (xxvi) compliance requirements and compliance relief; (xxvii) safety goals; (xxviii) productivity goals; (xxix) workforce management and succession planning goals; (xxx) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxi) measures of customer satisfaction, employee satisfaction or staff development; (xxxii) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xxxiii) merger and acquisitions; (xxxiv) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, new and supplemental indications for existing products, and product supply); (xxxv) initiation of phases of clinical trials and/or studies by specific dates; (xxxvi) acquisition of new customers, including institutional accounts; (xxxvii) customer retention and/or repeat order rate; (xxxviii) number of institutional customer accounts (xxxix) budget management; (xl) improvements in sample and test processing times; (xli) regulatory milestones; (xlii) progress of internal research or clinical programs; (xliii) progress of partnered programs; (xliv) partner satisfaction; (xlv) milestones related to samples received and/or tests run; (xlvi) expansion of sales in additional geographies or markets; (xlvii) research progress, including the development of programs; (xlviii) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (xlix) timely completion of clinical trials; (l) milestones related to samples received and/or tests or panels run; (li) expansion of sales in additional geographies or markets; (lii) research progress, including the development of programs; (liii) patient samples processed and billed; (liv) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lv) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (lvi) and other similar criteria consistent with the foregoing; and (lvii) other measures of performance selected by the Board.

(oo) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(pp) “Performance Period” means the period of time selected by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee (or Board, if applicable).

(qq) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(rr) “Plan” means this ChromaDex Corporation 2017 Equity Incentive Plan.

(ss) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(tt) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(uu) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(vv) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(ww) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(xx) “Rule 405” means Rule 405 promulgated under the Securities Act.

(yy) “Securities Act” means the Securities Act of 1933, as amended.

(zz) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(aa) “Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(bb) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.

(cc) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(dd) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ee) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

ChromaDex Corporation

2017 Equity Incentive Plan

Form of Option Grant Notice

ChromaDex Corporation (the “Company”) hereby grants to Participant an Option (the “Option”) under the ChromaDex Corporation 2017 Equity Incentive Plan (the “Plan”) to purchase the number of shares of Common Stock (the “Shares”) set forth below at the exercise price set forth below. This Option is subject to all of the terms and conditions set forth in this Option Grant Notice (the “Grant Notice”), the Option Agreement (the “Agreement”), the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:
☐ Incentive Stock Option1
☐ Nonstatutory Stock Option

Exercise Schedule:
Same as Vesting Schedule.

Vesting Schedule:
Subject to Section 1 of the Agreement, this Option will vest as follows: [_____________].

Payment:
By one or a combination of the following items (as described in the Agreement):

☐
By cash, check, bank draft or money order payable to the Company
☐
Pursuant to a Regulation T Program if the Shares are publicly traded
☐
By delivery of already-owned Shares if the Shares are publicly traded
☐
If and only to the extent this Option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement, the Plan and the stock plan prospectus for the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding this Option and supersede all prior oral and written agreements, promises and/or representations regarding this Option, with the exception, if applicable, of (i) any written employment, offer letter or severance agreement, or any written severance plan or policy specifying the terms that should govern this Option, (ii) the Company’s stock ownership guidelines, and (iii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law. By accepting this Option, Participant consents to receive this Grant Notice, the Agreement, the Plan, the stock plan prospectus for the Plan and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

ChromaDex Corporation By: Signature Title: Date:	Participant: Signature Date:

1 If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

ChromaDex Corporation

2017 Equity Incentive Plan

Option Agreement

(Incentive Stock Option or Nonstatutory Stock Option)

Pursuant to the accompanying Option Grant Notice (the “Grant Notice”) and this Option Agreement (the “Agreement”), ChromaDex Corporation (the “Company”) has granted you an Option under the ChromaDex Corporation 2017 Equity Incentive Plan (the “Plan”) to purchase the number of shares of Common Stock set forth in the Grant Notice at the exercise price set forth in the Grant Notice. This Option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan or the Grant Notice will have the same definitions as in the Plan or the Grant Notice.

1. Vesting. This Option will vest, if at all, in accordance with the vesting schedule set forth in the Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to this Option and the exercise price per share of this Option, each as set forth in the Grant Notice, will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.

3. Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), then except as otherwise provided in the Plan, you may not exercise this Option until you have completed at least six months of Continuous Service following the Date of Grant, even if you have already been an Employee for more than six months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise this Option as to any vested portion prior to such six-month anniversary in the case of (i) your death or Disability, (ii) a Corporate Transaction in which this Option is not assumed, continued or substituted, (iii) a Change in Control, or (iv) your “retirement” (as defined in a written agreement between you and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines).

4. Exercise Prior to Vesting (“Early Exercise”). This Option may not be exercised prior to vesting.

5. Method of Payment. You must pay the full amount of the exercise price for the shares of Common Stock you wish to purchase. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by the Grant Notice, which may include one or more of the following:

a. Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise,” “same day sale,” or “sell to cover.”

b. Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by such delivery in cash or other permitted form of payment. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise this Option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise this Option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

c. If this Option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock otherwise issuable to you upon exercise of this Option by the largest number of whole shares of Common Stock with a Fair Market Value on the date of exercise that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by such “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be outstanding under this Option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to a “net exercise,” (ii) are delivered to you as a result of such exercise, or (iii) are withheld to satisfy tax withholding obligations.

6. Whole Shares. You may exercise this Option only for whole shares of Common Stock.

7. Securities Law Compliance. You may not exercise this Option unless either (i) the shares of Common Stock issuable upon such exercise are registered under the Securities Act or (ii) the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. This Option also must comply with all other applicable laws and regulations governing this Option, and you may not exercise this Option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treasury Regulations Section 1.401(k)-1(d)(3), if applicable).

8. Term. You may not exercise this Option before the Date of Grant or after the expiration of its term. The term of this Option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

a. immediately upon the termination of your Continuous Service if such termination is for Cause;

b. three months after the termination of your Continuous Service if such termination is for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if during any part of such three (3) month period, the sale of any Common Stock received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Common Stock received upon exercise of your option would not be in violation of the Company’s insider trading policy. Notwithstanding the foregoing, if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six months after the Date of Grant, and (iii) you have vested in a portion of this Option as of the time of your termination of Continuous Service, then this Option will not expire until the earlier of (x) the later of (A) the date that is seven months after the Date of Grant, and (B) the date that is three months after the termination of your Continuous Service, and (y) the Expiration Date set forth in the Grant Notice;

c. 12 months after the termination of your Continuous Service if such termination is due to your Disability (except as otherwise provided in Section 8(d) below);

d. 18 months after your death if either your Continuous Service terminates due to your death or you die within three months after your Continuous Service terminates for any reason other than Cause;

e. the Expiration Date set forth in the Grant Notice; or

f. the day before the tenth anniversary of the Date of Grant.

If this Option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three months before the date of exercise of this Option, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of this Option under certain circumstances for your benefit but cannot guarantee that this Option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise this Option more than three months after the date your employment with the Company or an Affiliate terminates.

9. Exercise.

a. You may exercise the vested portion of this Option during its term by (i) (A) delivering a Notice of Exercise (in a form designated by the Company), or (B) making the required electronic election with the Company’s designated broker, and (ii) paying the exercise price and any applicable withholding taxes to the Company’s stock plan administrator, or to such other person as the Company may designate, together with such additional documents as the Company may then require.

b. By exercising this Option, you agree that, as a condition to any exercise of this Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of this Option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

c. If this Option is an Incentive Stock Option, by exercising this Option, you agree that you will notify the Company in writing within 15 days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this Option that occurs within two years after the Date of Grant or within one year after such shares of Common Stock are transferred upon exercise of this Option.

10. Transferability. Except as otherwise provided in this Section 10, this Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

a. Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer this Option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while this Option is held in the trust, provided that you and the trustee enter into transfer and other agreements required by the Company.

b. Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer this Option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by applicable law that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss with the Company’s Legal Counsel the proposed terms of any such transfer prior to finalizing such domestic relations order, marital settlement agreement or other divorce or separation instrument to help ensure the required information is contained within the domestic relations order, marital settlement agreement or other divorce or separation instrument. If this Option is an Incentive Stock Option, this Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

c. Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, upon your death, will thereafter be entitled to exercise this Option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon your death, the executor or administrator of your estate will be entitled to exercise this Option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

11. Option Not a Service Contract. Your Continuous Service is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice.  This Option is not an employment or service contract, and nothing in this Option (including, but not limited to, the vesting of the shares of Common Stock subject to this Option or the issuance of such shares upon exercise of this Option), this Agreement, the Plan or any covenant of good faith and fair dealing that may be found implicit in this Option or Agreement or the Plan will: (i) create or confer upon you any right or obligation to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment, service or affiliation; (iii) create or confer upon you any right or benefit under this Option unless such right or benefit has specifically accrued under the terms of this Agreement or the Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have. In addition, nothing in this Option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.

12. Tax Withholding Obligations.

a. At the time you exercise this Option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with this Option.

b. If this Option is a Nonstatutory Stock Option, then upon your request and subject to the consent of the Company at the time of exercise, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon exercise of this Option a number of whole shares of Common Stock with a Fair Market Value on the date of exercise that does not exceed the minimum amount of tax required to be withheld by law (or such other amount as may be necessary to avoid classification of this Option as a liability for financial accounting purposes).

c. You may not exercise this Option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise this Option when desired even though this Option is vested, and the Company will have no obligation to issue a certificate for any shares of Common Stock unless such obligations are satisfied.

13. Tax Consequences. The Company has no duty or obligation to minimize the tax consequences to you of this Option and will not be liable to you for any adverse tax consequences to you arising in connection with this Option. You acknowledge that this Option is exempt from Section 409A of the Code only if the exercise price per share set forth in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the Option. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Option and by accepting this Option, you have agreed that you have done so or knowingly and voluntarily declined to do so.

14. Notices. Any notices provided for in this Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to this Option or participation in the Plan by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

15. Governing Plan Document. This Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as otherwise expressly provided in the Grant Notice or this Agreement, in the event of any conflict between the terms in the Grant Notice or this Agreement and the terms of the Plan, the terms of the Plan will control.

16. Other Documents. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares of Common Stock only during certain “window” periods in effect from time to time and the Company’s insider trading policy.

17. Effect on Other Employee Benefit Plans. The value of this Option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

18. Stockholder Rights. You will not have voting or any other rights as a stockholder of the Company with respect to the shares of Common Stock to be issued pursuant to this Option until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

19. Severability. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20. Amendment. Any amendment to this Agreement must be in writing, signed by a duly authorized representative of the Company. Notwithstanding anything in the Plan to the contrary, the Board reserves the right to amend this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, interpretation, ruling, or judicial decision.

21. Clawback/Recovery/Recoupment. This Option (and any compensation paid or shares of Common Stock issued under this Option) will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company. In addition, you agree that, subject to the requirements of applicable law, if you breach any restrictive covenant agreement between you and the Company or any of its Affiliates or otherwise engage in activities that constitute Cause either while employed by, or providing service to, the Company or any Affiliate within two years thereafter, this Option shall terminate, and the Company may rescind any exercise of this Option and delivery of shares of Common Stock upon such exercise, as applicable, on such terms as the Company shall determine, including the right to require that in the event of any rescission, (a) you will return to the Company the shares of Common Stock received upon the exercise of the Option or, (b) if you no longer own the shares of Common Stock, you will pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares of Common Stock (or, in the event you transfer the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of any restrictive covenant agreement or activity constituting Cause), net of the price originally paid by you for the shares of Common Stock. You agree that payment by you will be made in such manner and on such terms and conditions as may be required by the Company and the Company will be entitled to set off against the amount of any such payment any amounts otherwise owed by you to the Company or any Affiliate.

22. Miscellaneous.

a. The rights and obligations of the Company under this Option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

b. You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of this Option.

c. You acknowledge and agree that you have reviewed this Option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting this Option, and fully understand all provisions of this Option.

d. This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

e. All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*           *           *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Stock Option Grant Notice to which it is attached.

Form of Notice of Exercise

ChromaDex Corporation
Attention: Stock Plan Administrator
10005 Muirlands Blvd.
Suite G
Irvine, CA 92618                                                                                                                   Date of Exercise: _______________

This constitutes notice to ChromaDex Corporation (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐
Stock option dated:	_______________	_______________
Number of Shares asto which option isexercised:	_______________	_______________
Certificates to beissued in name of:	_______________	_______________
Total exercise price:	$______________	$______________
Cash payment deliveredherewith:	$______________	$______________
[Value of ________ Shares delivered herewith2:	$______________	$______________]
[Value of ________ Shares pursuant to net exercise3:	$______________	$______________]
[Regulation T Program (cashless exercise4):	$______________	$______________]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the ChromaDex Corporation 2017 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

Very truly yours,

2            Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.
3            The option must be a Nonstatutory Stock Option, and the Company must have established net exercise procedures at the time of exercise, in order to utilize this payment method.
4            Shares must meet the public trading requirements set forth in the option.

ChromaDex Corporation

2017 Equity Incentive Plan

Form of Restricted Stock Award Grant Notice

ChromaDex Corporation (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby awards to Participant a restricted stock award covering the number of shares of the Company’s Common Stock set forth below. The Company acknowledges the receipt from Participant of consideration with respect to the par value of the shares of the Company’s Common Stock in the form of cash, past or future services rendered to the Company by Participant or such other form of consideration as is acceptable to the Board. The restricted stock award and the shares of Common Stock awarded hereunder are subject to all of the terms, conditions and restrictions as set forth herein, in the Restricted Stock Award Agreement, the Plan, and the Prospectus, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Restricted Stock Award Agreement will have the same definitions as in the Plan or the Restricted Stock Award Agreement, as applicable. If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Award:

Vesting Schedule:
The Unvested Shares subject to this Award will vest and become Vested Shares in accordance with the vesting schedule below (each such vesting date specified below, a “Vesting Date”):

Subject to the Participant’s Continuous Service through the applicable vesting date, [ ].

In the event Participant’s Continuous Service terminates for any reason, all Unvested Shares as of the date of such termination of Continuous Service shall immediately and automatically be forfeited and returned to the Company without any payment of consideration therefor and without any required action by or notice to Participant.

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Award Grant Notice, the Restricted Stock Award Agreement and the Plan. Participant acknowledges and agrees that this Restricted Stock Award Grant Notice and the Restricted Stock Award Agreement may not be modified, amended or revised except as provided therein or in the Plan.  Participant further acknowledges that as of the Date of Grant, this Restricted Stock Award Grant Notice, the Restricted Stock Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) equity awards previously granted and delivered to Participant, and (ii) any compensation recovery policy that is or may be adopted by the Company or is otherwise required by applicable law. By accepting this restricted stock award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system to the extent established and maintained by the Company or another third party designated by the Company.

ChromaDex Corporation By: Signature Title: Date:	Participant: Signature Date:

ChromaDex Corporation

2017 Equity Incentive Plan

Form of Restricted Stock Award Agreement

Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) and this Restricted Stock Award Agreement (the “Agreement” and together with the Grant Notice, the “Award”) and its 2017 Equity Incentive Plan (as amended from time-to-time, the “Plan”), ChromaDex Corporation (the “Company”) has awarded you the number of shares of the Company’s Common Stock subject to the Award as indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Plan will have the same definitions as in the Plan. If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control.

The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1. Vesting. Subject to the limitations contained herein, your Award will vest pursuant to the Vesting Schedule in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. “Vested Shares” will mean shares subject to your Award that have vested in accordance with the Vesting Schedule and with respect to which the forfeiture conditions and restrictions set forth in Sections 2 and 3 have lapsed, and “Unvested Shares” will mean shares subject to your Award that have not vested in accordance with the Vesting Schedule that remain subject to such risk of forfeiture and restrictions on transfer as set forth in sections 2 and 3 of this Agreement.

2. Forfeiture of Unvested Shares. Except as may be expressly provided in the Grant Notice or otherwise determined by the Board in its sole discretion, in the event your Continuous Service terminates for any reason, all Unvested Shares as of the date of your termination of Continuous Service shall immediately and automatically be forfeited and returned to the Company without any payment to you and without any required action or notice to you. You hereby agree to take whatever action the Company deems necessary to effectuate the Company’s reacquisition of the Unvested Shares and the return of such shares to the Company. Following such forfeiture and return to the Company, the Company will become the legal and beneficial owner of the Unvested Shares and all rights and interests in and related to such shares, and the Company will have the right to transfer to its own name the Unvested Shares without further action by you.

3. Restrictions and Conditions.

a. In addition to any other limitation on transfer created by applicable securities laws, you may not sell, assign, hypothecate, donate, encumber or otherwise dispose of all or any part of the Unvested Shares or any interest in the Unvested Shares; provided, however, that an interest in the Unvested Shares may be transferred pursuant to a domestic relations order as defined in the Code. In the case of Vested Shares, you will not sell, assign, hypothecate, donate, encumber or otherwise dispose of all or any part of the Vested Shares or any interest in the Vested Shares except in compliance with this Agreement, the Company’s bylaws and applicable securities laws.

b. In order to implement the provisions of this award, the Company may at its election either (i) after the Date of Grant, issue a certificate representing the shares of Common Stock subject to this Award and place a legend on and stop transfer notice describing the restrictions on and forfeitability of the Unvested Shares subject to this Award, in which case the Company may retain such certificates unless and until the Unvested Shares represented by such certificate have vested and may cancel such certificate if and to the extent that the Unvested Shares are forfeited and returned to the Company or (ii) not issue any certificate representing shares of Common Stock subject to this Award and instead document your interest in such shares of Common Stock by registering such shares of Common Stock with the Company’s transfer agent (or another custodian selected by the Company) in book entry form in your name with the applicable restrictions noted in the book-entry system, in which case certificate(s) representing all or a part of shares of Common Stock will not be issued unless and until Unvested Shares become Vested Shares hereunder. The Company may provide for delay in the issuance or delivery of Vested Shares as it determines appropriate in order to effectuate Section 9(b) of this Agreement.

c. Unvested Shares, together with any other assets or securities in respect of such Unvested Shares (e.g., dividends), shall be remitted to the Company and subject to forfeiture and restriction on transfer pursuant to Sections 2 and 3 of this Agreement and all other restrictions of the Grant Notice, this Agreement and the Plan. Subject to the provisions of Sections 2 and 3 of this Agreement, all Vested Shares (and any other vested assets and securities attributable thereto) shall be released by the Company within sixty (60) days following the date of their vesting. At all times prior to the release of the shares of Common Stock pursuant to the foregoing sentence, the certificates or book entries representing such shares shall remain in the Company’s possession or control. If the Unvested Shares are to be certificated in accordance with Section 3(b)(i), you shall deliver to the Company a duly executed blank stock power in a form to be provided by the Company.

4. Rights as Stockholder. Subject to the provisions of this Award, you will exercise all rights and privileges of a stockholder of the Company with respect to the shares of Common Stock subject to this award. You will be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares (which will be subject to the same vesting and forfeiture restrictions as apply to the shares to which they relate) and for purposes of exercising any voting rights relating to such shares.

5. Restrictive Legends. All certificates and/or book entries representing the Common Stock issued under your Award will be endorsed with appropriate legends determined by the Company in its sole discretion (in addition to any other legend that may be required by other agreements between you and the Company).

6. Capitalization Adjustments. The number of shares and/or class of securities subject to your Award may be adjusted from time to time for Capitalization Adjustments.

7. Securities Law Compliance. In no event may you be issued any shares of Common Stock under your Award unless the shares are either then registered under the Securities Act or, if not registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award and the issuance of shares of Common Stock under your Award also must comply with all other applicable laws and regulations, and you will not receive any shares of Common Stock under your Award if the Company determines that such receipt would not be in material compliance with such laws and regulations.

8. Award not a Service Contract. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

9. Withholding Obligations.

a. At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award (the “Withholding Taxes”). The Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any amounts otherwise payable to you by the Company; (ii) causing you to tender a cash payment; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value equal to the amount of such Withholding Taxes or (iv) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares subject to your Award to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; provided, however, that the number of such shares of Common Stock withheld may not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and provided, further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Company’s Compensation Committee.

b. Unless the tax withholding obligations of the Company and any Affiliate are satisfied, the Company will have no obligation to issue a certificate for such shares, delivery of such shares and/or release such shares from any escrow (as applicable) provided for in this Agreement.

c. In the event the Company’s obligation to withhold arises prior to the delivery or release to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

10. Tax Consequences. The Company has no duty or obligation to minimize the tax consequences to you of this Award and shall not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. You agree to review with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You will rely solely on such advisors and not on any statements or representations of the Company or any of its agents. You understand that Section 83 of the Code taxes as ordinary income to you the fair market value of the shares of Common Stock issued to you pursuant to the Award as of the date any restrictions on such shares lapse (that is, as of the date on which part or all of such shares vest). You understand that you may elect to be taxed at the time the Common Stock is issued to you pursuant to your Award, rather than when and as applicable restrictions lapse, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within thirty (30) days after the date your acquire shares of Common Stock pursuant to your Award. Even if the fair market value of the Common Stock at the time of grant of your Award equals the amount paid for the Common Stock, the 83(b) Election must be made to avoid income under Section 83(a) in the future. You understand that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for you. You further understand that you must file an additional copy of such 83(b) Election with your federal income tax return for the calendar year in which you make such 83(b) Election. You acknowledge that the foregoing is only a summary of the effect of U.S. federal income taxation with respect to issuance of the Common Stock pursuant to your Award, and does not purport to be complete. You further acknowledge that the Company has directed you to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which you may reside, and the tax consequences of your death. You assume all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Common Stock. YOU ACKNOWLEDGE THAT IT IS YOUR OWN RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(B) OF THE CODE. THE COMPANY AND ITS LEGAL COUNSEL CANNOT ASSUME RESPONSIBILITY FOR FAILURE TO FILE THE 83(B) ELECTION IN A TIMELY MANNER UNDER ANY CIRCUMSTANCES.

11. Notices. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five days after deposit in the U.S. mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

12. Governing Plan Document. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.

13. Other Documents. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

14. Effect on Other Employee Benefit Plans. The value of this Award will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

15. Severability. If all or any part of this Award or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award or the Plan not declared to be unlawful or invalid. Any Section of this Award (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

16. Miscellaneous.

a. The rights and obligations of the Company under your Award are transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company and subject to the terms and conditions of this Agreement and the Plan.

b. You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

c. You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

*               *                *

This Restricted Stock Award Agreement will be deemed to be signed by the Company and Participant upon the signing by Participant of the Restricted Stock Award Grant Notice to which it is attached or (to the extent established and permitted by the Company) by acceptance of this Award through the Company’s electronic stock plan administration system.

ChromaDex Corporation

2017 Equity Incentive Plan

Form of Restricted Stock Unit Award Grant Notice

ChromaDex Corporation (the “Company”) hereby grants to Participant a Restricted Stock Unit Award (the “Award”) under the ChromaDex Corporation 2017 Equity Incentive Plan (the “Plan”) for the number of restricted stock units (the “RSUs”) set forth below. This Award is subject to all of the terms and conditions set forth in this Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and in the Restricted Stock Unit Award Agreement (the “Agreement”) and the Plan, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of RSUs Subject to Award:

Vesting Schedule:
Subject to Section 2 of the Agreement, this Award will vest as follows: [ ]. Each installment of RSUs that vests under this Award is a “separate payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2).

Issuance Schedule:
Subject to any change upon a Capitalization Adjustment, one share of Common Stock will be issued for each RSU that vests at the time set forth in Section 6 of the Agreement.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement, the Plan and the stock plan prospectus for the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding this Award and supersede all prior oral and written agreements, promises and/or representations regarding this Award, with the exception, if applicable, of (i) any written employment, offer letter or severance agreement, or any written severance plan or policy specifying the terms that should govern this Award, (ii) the Company’s stock ownership guidelines, and (iii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law. By accepting this Award, Participant consents to receive this Grant Notice, the Agreement, the Plan, the stock plan prospectus for the Plan and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

ChromaDex Corporation By: Signature Title: Date:	Participant: Signature Date:

ChromaDex Corporation
2017 Equity Incentive Plan

Form of Restricted Stock Unit Award Agreement

Pursuant to the accompanying Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement (the “Agreement”), ChromaDex Corporation (the “Company”) has granted you a Restricted Stock Unit Award (the “Award”) under the ChromaDex Corporation 2017 Equity Incentive Plan (the “Plan”) for the number of restricted stock units (the “Restricted Stock Units”) set forth in the Grant Notice. This Award is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan or the Grant Notice will have the same definitions as in the Plan or the Grant Notice.

1. Grant of the Award. This Award represents your right to be issued on a future date (as set forth in Section 6) one share of Common Stock for each Restricted Stock Unit subject to this Award that vests in accordance with the Grant Notice and this Agreement. This Award was granted in consideration of your services to the Company or an Affiliate.

2. Vesting. This Award will vest, if at all, in accordance with the vesting schedule set forth in the Grant Notice. Vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, you will forfeit (at no cost to the Company) any Restricted Stock Units subject to this Award that have not vested as of the date of such termination and you will have no further right, title or interest in such Restricted Stock Units.

3. Number of Restricted Stock Units and Shares of Common Stock.

a. The number of Restricted Stock Units subject to this Award, as set forth in the Grant Notice, will be adjusted for Capitalization Adjustments, if any, as provided in the Plan.

b. Any additional Restricted Stock Units and any shares of Common Stock, cash or other property that become subject to this Award pursuant to this Section 3 will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of issuance as applicable to the other Restricted Stock Units subject to this Award to which they relate.

c. No fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. Any fractional shares that may be created by the adjustments referred to in this Section 3 will be rounded down to the nearest whole share.

4. Securities Law Compliance. You will not be issued any shares of Common Stock in respect of this Award unless either (i) such shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. This Award also must comply with all other applicable laws and regulations governing this Award, and you will not receive any shares of Common Stock in respect of this Award if the Company determines that such receipt would not be in material compliance with such laws and regulations.

5. Transferability. Except as otherwise provided in this Section 5, this Award is not transferable, except by will or by the laws of descent and distribution and prior to the time that shares of Common Stock in respect of this Award have been issued to you, you may not transfer, pledge, sell or otherwise dispose of any portion of the Restricted Stock Units or the shares of Common Stock in respect of this Award. For example, you may not use any shares of Common Stock that may be issued in respect of this Award as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares. This restriction on transfer will lapse upon issuance to you of the shares of Common Stock in respect of this Award.

a. Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to effect transactions under the Plan, designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock or other consideration to which you were entitled at the time of your death pursuant to this Agreement. In the absence of such a designation, in the event of your death, the executor or administrator of your estate will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.

b. Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive any distribution of Common Stock or other consideration under this Award, pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by applicable law that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss with the Company’s General Counsel the proposed terms of any such transfer prior to finalizing such domestic relations order, marital settlement agreement or other divorce or separation instrument to help ensure the required information is contained within the domestic relations order, marital settlement agreement or other divorce or separation instrument.

6. Date of Issuance.

a. The issuance of any shares of Common Stock in respect of this Award is (i) subject to satisfaction of the tax withholding obligations set forth in Section 10 and (ii) intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. The form of such issuance (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.

b. In the event one or more Restricted Stock Units subject to this Award vests, the Company will issue to you, on the applicable vesting date, one share of Common Stock for each Restricted Stock Unit that vests on such date (and for purposes of this Agreement, such issuance date is referred to as the “Original Issuance Date”); provided, however, that if the Original Issuance Date falls on a date that is not a business day, such shares will instead be issued to you on the next following business day.

c. Notwithstanding the foregoing, if (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including, but not limited to, under a previously established 10b5-1 trading plan entered into in compliance with the Company’s policies), and (ii) the Board elects, prior to the Original Issuance Date, (1) not to satisfy the Withholding Taxes described in Section 10 by withholding shares of Common Stock from the shares of Common Stock otherwise due, on the Original Issuance Date, to you under this Award, (2) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 10 (including, but not limited to, a commitment under a previously established 10b5-1 trading plan entered into in compliance with the Company’s policies) and (3) not to permit you to pay the Withholding Taxes in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be issued on such Original Issuance Date and will instead be issued on the first business day when you are not prohibited from selling shares of Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year following the year in which the shares of Common Stock in respect of this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

7. Dividends.  You will receive no benefit or adjustment to this Award with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a Capitalization Adjustment.

8. Restrictive Legends. The shares of Common Stock issued in respect of this Award will be endorsed with appropriate legends, if any, as determined by the Company.

9. Award Not a Service Contract. Your Continuous Service is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice.  This Award is not an employment or service contract, and nothing in this Award (including, but not limited to, the vesting of the Restricted Stock Units subject to this Award or the issuance of shares of Common Stock in respect of this Award), this Agreement, the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award or Agreement or the Plan will: (i) create or confer upon you any right or obligation to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment, service or affiliation; (iii) create or confer upon you any right or benefit under this Award unless such right or benefit has specifically accrued under the terms of this Agreement or the Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have. In addition, nothing in this Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.

10. Tax Withholding Obligations.

a. On or before the time you receive a distribution of any shares of Common Stock in respect of this Award, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with this Award (the “Withholding Taxes”). Specifically, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to this Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares of Common Stock to be issued in connection with this Award to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with this Award with a Fair Market Value (measured as of the date the shares of Common Stock are issued to you) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and, if applicable, foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

b. Unless the Withholding Taxes of the Company and/or any Affiliate are satisfied, the Company will have no obligation to issue to you any Common Stock.

c. In the event the Company’s obligation to withhold arises prior to the issuance to you of Common Stock or it is determined after the issuance of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

11. Tax Consequences. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by accepting this Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

12. Notices. Any notices provided for in this Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to this Award or participation in the Plan by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. Governing Plan Document. This Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as otherwise expressly provided in the Grant Notice or this Agreement, in the event of any conflict between the terms in the Grant Notice or this Agreement and the terms of the Plan, the terms of the Plan will control.

14. Other Documents. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares of Common Stock only during certain “window” periods in effect from time to time and the Company’s insider trading policy.

15. Effect on Other Employee Benefit Plans. The value of this Award will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

16. Stockholder Rights. You will not have voting or any other rights as a stockholder of the Company with respect to the shares of Common Stock to be issued pursuant to this Award until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

17. Severability. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18. Amendment. Any amendment to this Agreement must be in writing, signed by a duly authorized representative of the Company. Notwithstanding anything in the Plan to the contrary, the Board reserves the right to amend this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, interpretation, ruling, or judicial decision.

19. Clawback/Recovery. This Award (and any compensation paid or shares of Common Stock issued under this Award) will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

20. Unsecured Obligation. This Award is unfunded, and as a holder of vested Restricted Stock Units, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Common Stock or other property pursuant to this Agreement.

21. Compliance with Section 409A of the Code. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulations Section 1.409A-1(b)(4). However, if (i) this Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and therefore deemed to be deferred compensation subject to, Section 409A of the Code, (ii) you are deemed by the Company at the time of your “separation from service” (as such term is defined in Treasury Regulations Section 1.409A-1(h) without regard to any alternative definition thereunder) to be a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code, and (iii) any of the payments set forth herein are issuable upon such separation from service, then to the extent delayed commencement of any portion of such payments is required to avoid a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code and the related adverse taxation under Section 409A of the Code, such payments will not be provided to you prior to the earliest of (a) the date that is six months and one day after the date of such separation from service, (b) the date of your death, or (c) such earlier date as permitted under Section 409A of the Code without the imposition of adverse taxation. Upon the first business day following the expiration of such applicable Code Section 409A(a)(2)(B)(i) period, all payments deferred pursuant to this Section 21 will be paid in a lump sum to you, and any remaining payments due will be paid as otherwise provided herein. Each installment of Restricted Stock Units that vests under this Award is a “separate payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2).

22. Miscellaneous.

a. The rights and obligations of the Company under this Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

b. You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of this Award.

c. You acknowledge and agree that you have reviewed this Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting this Award, and fully understand all provisions of this Award.

d. This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

e. All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*              *               *

This Restricted Stock Unit Award Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Award Grant Notice to which it is attached.